HSBC FUNDS

Supplement Dated December 26, 2012 to the
HSBC Prime Money Market Fund Prospectus
Dated February 28, 2012, as Supplemented (“Prospectus”)

The second paragraph under “HSBC Prime Money Market Fund – Summary Section – Principal Investment Strategies” on page 10 of the Prospectus is deleted and replaced with the following:

The Fund invests primarily in bank certificates of deposit, time deposits, bankers’ acceptances, prime commercial paper, corporate obligations, municipal obligations, U.S. government securities and repurchase agreements collateralized by U.S. government securities. The Fund’s investments may also include variable rate demand notes and repurchase agreements secured by collateral other than cash and U.S. government securities to the extent permitted by Rule 2a-7 of the Investment Company Act of 1940, as amended.

Disclosure regarding the risks of investing in repurchase agreements under “HSBC Prime Money Market Fund – Summary Section – Principal Investment Risks” on page 11 of the Prospectus is deleted and replaced with the following:

Repurchase Agreements: If the seller in a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. These risks are increased to the extent that a repurchase agreement is secured by collateral other than cash and U.S. government securities. There is also a risk that the seller of the agreement may become insolvent and subject to liquidation.

Disclosure regarding the risks of investing in repurchase agreements under “Additional Information About the Funds’ Investment Strategies and Risks – Principal Investment Risks” on page 34 of the Prospectus is deleted and replaced with the following:

Repurchase Agreements: The use of repurchase agreements, in which a party buys a security from another party (“seller”) and the seller agrees to repurchase the security at an agreed-upon date and price (which reflects a market rate of interest), involves certain risks. If the seller in a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities. The Funds may also suffer time delays and incur expenses in connection with the disposition of the securities. These risks are increased to the extent that a repurchase agreement is secured by collateral other than cash and U.S. government securities. In addition, the value of collateral other than cash and U.S. government securities may be more volatile, or the collateral may be less liquid or subject to greater risk of loss, thereby increasing the risk that a Fund will be unable to recover fully in the event of a counterparty’s default. There is also a risk that the seller of the agreement may become insolvent and subject to liquidation.

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FOR FUTURE REFERENCE

HSBC FUNDS

Supplement Dated December 26, 2012

to the HSBC Prime Money Market Fund
Statement of Additional Information
Dated February 28, 2012, as supplemented to date (“SAI”)

The last paragraph on page 3 of the SAI is deleted and replaced with the following:

The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of (or deemed maturities of) 397 days or less, as calculated in accordance with Rule 2a-7. The Fund must have a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less, as calculated in accordance with Rule 2a-7. The Fund may enter into repurchase agreements with respect to such high-quality money market instruments. Examples of these instruments include:

- bank certificates of deposit (“CDs”): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

- time deposits: non-negotiable deposits maintained in banking institutions for specified periods of time and stated interest rates.

- bankers’ acceptances: negotiable drafts or bills of exchange that have been “accepted” by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

- prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

- corporate obligations: high-grade, short-term corporate obligations (other than prime commercial paper).

- municipal obligations: high-grade, short-term municipal obligations.

- Government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities.

- repurchase agreements collateralized by U.S. Treasury or U.S. government agency obligations.

- repurchase agreements secured by collateral other than cash and U.S. government securities.

PLEASE RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE